SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **CORONADO CORP.**, did on January 9, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on January 19, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualifiedNevada Secretary of State, do hereby certify that

CORONADO CORP., did on January 9,2006,, file in this offlce the original Articles of

Incorporation;that said Articlesof Incorporation are now on f-ileandof record in the office of the

Secretaryof State of the State of Nevada, and further, that saicl Articles contain all the provisions requiredby the law of said State of Nevada.

IN WITNESS WHE,REOF,I have hereunto setmy

handand affixed the GreatSeal of State. at mv office

on Januarv 19. 2006.

DEAN HELLER

Secretary

of State

CertificationClerk

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Certified Copy

January 19, 2006

Job Number: C20060110-1974
Reference Number: 20060014287-80
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060014287-80	Articles of Incorporation	1 Pages/1 Copies

Respectfully,

DEAN HELLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0028502006-2
Document Number
20060014287-80
Date Filed:
1/9/2006 8:08:11 AM
In the office of

Dean Heller
Secretary of State

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Coronado Corp.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

Name: The Nevada Company

Street Address: 5412 Lavender Court — City: North Las Vegas — NEVADA — Zip Code: 89031

Optional Mailing Address: — City: — State: — Zip Code:

3. Shares: (number of shares corporation authorized to issue)

Number of shares with par value: ____ Par value: $____ Number of shares without par value: 75,000

4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)

1. Name: Shawn Phillips
Street Address: 1040 West Georgia St. - Suite #410 — City: Vancouver — State: BC, ca — Zip Code: V6E 4H1

2. Name:
Street Address: — City: — State: — Zip Code:

3. Name:
Street Address: — City: — State: — Zip Code:

5. Purpose: (optional-see instructions)

The purpose of this Corporation shall be:

6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)

Name: Meaghan McKaige — Signature: [signature]
Address: 120 Lakeside Ave #230 — City: Seattle — State: WA — Zip Code: 98122

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

[signature] The Nevada Company — Date: 1/6/2006
Authorized Signature of R.A. or On Behalf of R.A. Company

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form 78 Articles 2003
Revised on: 11/21/03

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Filing Acknowledgement

January 9, 2006

Job Number	Corporation Number	
C20060110-1974	E0028502006-2	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Articles of Incorporation	20060014287-80	January 9, 2006 08:08:11 AM

Corporation Name	Resident Agent
CORONADO CORP.	THE NEVADA COMPANY

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138